

AspenBio Pharma

NASDAQ CM: **APPY**

Novel Human Diagnostics & Animal Pharma

April 2008

Aspen Bio Pharma

Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 and other reports filed by the Company with the Securities and Exchange Commission.

Aspen Bio Pharma

Key Statistics: APPY (NASDAQ CM)

Stock Price *(4/25/08)*	*$4.20*	**Cash & Equiv.** *(mrq)*	*$25.9M*
Avg. Daily Vol. *(3 mo.)*	*187,000*	**Total Assets** *(mrq)*	*$31.7M*
52 Week Low/High	*$3.75-$15.16*	**Total Liabilities** *(mrq)*	*$5.2M*
Shares Out. *(mrq)*	*31.3M*	**Institutional Holdings**, est	*42%*
Fully-diluted	*35.1M*	**Insider Holdings**, est.	*28%*
Public Float, *est.*	*22.6M*	**Founded**	*2000*
Market Capitalization	*$131M*		
Enterprise Value	*$107M*		
Revenues *(ttm)*	*$849K*		
EPS *(ttm)*	*($0.24)*		
Monthly Burn-Rate *(07 avg)*	*$537K*		


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Aspen Bio Pharma

AspenBio Pharma Overview

- Emerging Bio-pharmaceutical company with several late-stage products across two market segments: **human & animal**
- Breakthrough Human Appendicitis Blood Test System
- Introducing new class of animal fertility drugs & tests using patented & potentially dominant Recombinant DNA reproduction technology
- Base revenue generating business in human antigen production

Aspen Bio Pharma

Specialized Scientific Focus

- Created highly specialized methods / diagnostic tests to purify proteins (hormones) from **human pituitary tissues.**
- Discovered the "world's first" highly accurate blood markers (proteins) from **appendicitis tissues / blood samples.**
- Creating a large portfolio of the **"world's first" single-chain** recombinant (hormone) **drugs** for animals.

Aspen Bio Pharma



Human Diagnostics

Aspen Bio Pharma

Appendicitis Market Overview

- **6,000,000** patients in U.S. enter ER annually with abdominal pain resulting in **700,000 appendicitis surgeries** performed annually
- **1 in 7** removed surgically are later determined to be normal
- **100,000 patients annually not diagnosed in time,** resulting in **life-threatening** perforated appendix & emergency surgery
- Women have **twice** as many appendectomies as men, with only about half the number of cases of confirmed appendicitis
- U.S. Hospital charges for negative appendectomy: **$1.5B+** annually
- CT scans considered best diagnostic method currently available
- Est. **$4.5B - $9.0B** spent just on CT scans annually

Aspen Bio Pharma

An Unmet Medical Need

- High cost, safety & accuracy issues surround high number of CT Scans:
  - Expensive: $1,500 - $3,000 each
  - Error rates 15% - 40%
  - Especially difficult in children/young adults due to low body fat
  - Radiation exposure creates serious health concerns
- Graff, et al 12 hospital study: Average 18% of patients were mis-diagnosed and sent home **with** appendicitis (False Negatives)
- 15% - 20% of surgeries **remove a normal appendix** (False Positive)
- 30% of all surgery cases are perforations (already burst)

New England Journal of Medicine

357;22, Nov 29,2007

Dr. David J. Brenner et al, Center for Radiological Research, Columbia University

- "There is considerable literature questioning the use of CT …… particularly its use as the primary diagnostic tool for acute appendicitis in children…"
- "1991 - 1996: "**0.4% of all cancers** in US may be attributable to the radiation from CT **(1 in 200)** ….adjusting for current CT use: **1.5 to 2% of all cancers (1 in 50)."**
- "Straw poll of pediatric radiologists suggest perhaps **1/3rd of CT studies** could be replaced by alternative approaches or not at all."

Aspen Bio Pharma

New England Journal of Medicine

357;22, Nov 29,2007

Dr. David J. Brenner et al, Center for Radiological Research, Columbia University

*"…There are **3 ways** to reduce the overall radiation dose from CT in the population…"*

1. "Reduce the CT related dose in individual patients"
2. "Replace CT use, when practical, with other options such as US, MRI ." (With a specific reference to reduce use of CT for appendicitis with US)
3. "Reduce the number of CT studies prescribed"

The Solution: AppyScore™

- **World's first appendicitis screen or rule out test** for patients entering Emergency Room/Urgent Care facility complaining of abdominal pain
- **Unique, blood-based** specialized assay test to detect a marker in the blood associated with **acute appendicitis**
- Marker demonstrates a linear (or direct) correlation to the histopathologic severity of appendicitis
- Helps guide physician in determining whether CT is required and help determine patient's level of risk for acute appendicitis

Aspen Bio Pharma

AppyScore™ Key Benefits

- Inexpensive, safe & easy blood test:
  - **Faster** than CT Scan: results in approx. 45 min. vs. a few hours
  - **1/10 the cost** of CT Scan (est., US)
- Improves standard of care: Combined CT specificity = 99%
- Accurate: 98% sensitivity
  - Reduces risk of being sent home with acute appendicitis
  - High level of confidence if test is negative
- Shown to reduce both unnecessary surgeries (58%) and number of non-appendicitis CTs (42%) (Reducing cost /radiation exposure/concern)
- Improves diagnostic accuracy for women, children & young adults
- Mitigates one of most litigated areas in medicine (lower insurance costs?)

Aspen Bio Pharma

Recent Strong Clinical Test Results

- First-generation triage test shown to be highly effective in identifying patients with acute appendicitis in several research trials involving several hundred patients
- Recent 400+ patient, multi-hospital trial demonstrated very high **98%** sensitivity level; Correctly identified:
  - **95 of 97** patients with pathology confirmed appendicitis
  - 7 of 12 unnecessary surgeries (**58%**)
  - High ability to rule out appendicitis could have prevented **42%** of CT scans of patients that did not have appendicitis
- Test proved especially accurate in patients **age 30 and under**, which is the age group most commonly afflicted with appendicitis

AppyScore™ Grading

Actual Cross Section of Appendix tissue shows Grade 1 thru Grade 4, per graph on next slide


1
2
3
4

Grade 2 clearly shows the early stage of infection

By Grade 4, infection is severe

Aspen Bio Pharma

AppyScore™ vs. AppyGrade™



140
120
100
80
60
40
20
0
AppyScore
Normal
n -100
Grade 1
n -39
Grade 2
n -6
Grade 3
n -23
Grade 4
n -7
AppyGrade

Aspen Bio Pharma

AppyScore™ US Market Potential

Assume only 20% of 6 million U.S. cases given test:

1.2 million patients x $200 per AppyScore test (gross sales est.)

= **$240M Annual Gross Revenue – U.S. alone**

"Standard of Care" – Strategy (highly accurate)

Assume 40% of 6 million U.S. cases given test:

2.4 million patients x $200 per test

= $480M Annual Gross Revenue – U.S. alone

(Plus avoid billions of dollars in costly surgeries / CT Scans)

AppyScreen™

Qualitative screening test for use in a **physician's office** designed to….

- Help primary care doctor quickly screen & identify potential appendicitis patients, particularly children & young adults
- Determine who should immediately go to the emergency room for further appropriate care, which would include a more quantitative AppyScore test

Aspen Bio Pharma

Product Pipeline Milestones

Human Diagnostics

Product	R&D	Pre-FDA Clinical Testing	FDA Pre-IDE Response	Secure GMP Manufact-urer	Clinical Testing for FDA 510(k)	File FDA	FDA Approval	Marketing Partner; Commercialization
AppyScore	✓	✓ 470+ patient study Sept 07	✓ Received 510(k) go-ahead from FDA Nov 07	✓	500 patient study Q2 08	Est. **Q4 2008**	Est. **Q1 2009**	**2009**
AppyScreen	Clinical Tests & Product Develop-ment		To follow AppyScore FDA 510(k) Approval				Est. **2009**	**2009**

Note: These are preliminary estimates which maybe impacted by events beyond the control of AspenBio Pharma

Aspen Bio Pharma





Animal Healthcare

Aspen Bio Pharma

Animal Pharma Segment

- Substantial untapped market, economically driven
- Virtually all livestock species worldwide require reproduction improvement
- R & D and FDA approval process for animal products typically less costly & time-consuming than human drugs, i.e., 24 -36 months
- Limited market competition, especially compared to human pharma market

Aspen Bio Pharma

Strong Growth in Animal Pharma

Animal therapeutics & diagnostics: From $15.6B in 2003 to $19.6B by 2008, or up 26%


$20B
Source: BCC
$15B
Billions
$10B
$5B
$0B
'01
'02
'03
'04
'05
'06
'07
'08
Diagnostics
Therapeutics

Top Animal Pharma

Annual Sales (est.)

MERIAL $2.2B	NOVARTIS ANIMAL HEALTH $1.0B
Pfizer $2.2B	Wyeth $936M
intervet $1.7B	Schering-Plough $910M

Why are AspenBio's rDNA Hormones better?

AspenBio rDNA vs. Conventional (animal derived)

- More potent + active at a lower dose
- More stable + longer half-life
- No disease vector risk + non-immunogenic
- Key to efficacy + worldwide BSE (Mad cow) benefit
- Long patent protection period
- Less expensive to produce (Outsource to World Class mfg)
- No known competing recombinant technology

Aspen Bio Pharma

Problem: Low Cow Pregnancy Rates

- 9 Million dairy cattle in U.S. (125M worldwide)
- Cows need to be pregnant in order to produce milk
- Dairy cows bred year-round via AI (Artificial Insemination)
- Breed 100 dairy cows (avg.) and only about 30% pregnant 30-45 days later – much room for improvement (used to be 80%+)
- Repeat breeding costs $42 - $105 per cow
- Wastes critical time, money, and productivity
  - Est. as many as 20M AI attempts in US annually
  - Cows culled due to poor reproduction: $1.2B annually

Solution #1: BoviPure LH™ (bLH)

- Drug given 5 days after AI to help maintain pregnancy
- Field trials indicate BoviPure LH could improve pregnancy rates by 20-50%*
- 20 Million AI Attempts @ $10 dose = **$200M** gross annual US market potential
- Modest 20% adoption = **$40M** gross annual US market
- **$80M** annual US Market gross sales potential within 24 months post-FDA approval and launch

*Also, J Anim Sci. 2001 Nov;79(11):2881-94. Dr. Kevin McSweeney, unpublished data.

AspenBio Pharma

Product Pipeline Milestones

Animal Healthcare

Animal Drugs	R&D	Field Testing	File FDA	Licensing	FDA Approval
Bovine Pregnancy Maintenance	BoviPure LH™		Filed Q1 2007	Novartis Q2 2008	TBD
Bovine Follicle Stimulating Hormone (Fertility Enhancer)	BoviPure FSH™		Filed Q3 2007	Novartis Q2 2008	TBD
Equine Follicle Stimulating Hormone (Fertility Enhancer)	EquiPure FSH™		TBD	TBD	TBD
Equine Timed Ovulation	EquiPure LH™		TBD		TBD

Note: These are preliminary estimates which maybe impacted by events beyond the control of AspenBio Pharma

Aspen Bio Pharma

New Major Development/Marketing Partner

NOVARTIS
ANIMAL HEALTH

www.ah.novartis.com

- April 2, 2008, AspenBio signed long-term exclusive license & commercialization agreement with Novartis Animal Health for development/launch for **BoviPure LH** & **BoviPure FSH**
- Novartis Animal Health is present in 40 countries and employs 2,700 people worldwide. A unit of Novartis AG (NYSE:NVS), which has more than $38 billion in annual sales.
- Novartis leads the industry with several new product approvals in the United States since 2000 and one of the best-rated pipelines
- In 2007, 15 major regulatory approvals in the US & Europe

Potential Market & Revenue Estimates

Late-Stage Product	Type	Global Market Size, est.	Initial Annual Revenue, est.
AppyScore™ **AppyScreen™**	Test	**$1B+**	$100M - $200M
BoviPure LH™	Drug	**$200M+**	$20M - $80M
BoviPure FSH™	Drug	**$25M**	$6.0M - $16M

- All products planned to be sold through a marketing partner
- Initial annual revenue estimates based on 18 - 24 months post full approval/launch

Aspen Bio Pharma

APPY Key "Take Aways"

- Set for rapid growth in high-margin market segments
- Breakthrough Human Appendicitis Triage Blood Test recently received FDA IVD 510(k) pathway
- Seeking to license AppyScore/AppyScreen to well-positioned worldwide partner in $1+ billion potential global market
- Novel drugs/tests have attractive marketing partnership & licensing potential w/ large animal pharma companies (Novartis)
- Well funded, with excess of $25 Million in cash – provides options
- Initiated Stock Repurchase Plan

Aspen Bio Pharma

Headquarters

1585 South Perry Street

Castle Rock, CO 80104

(NASDAQ CM: **APPY**)

Phone 303.794.2000 **Fax** 303.798.8332

eMail info@aspenbiopharma.com

Investor Relations

Liolios Group, Inc.

Tel 949.574.3860

Ron Both (ron@liolios.com)

Geoffrey Plank (geoffrey@liolios.com)